Exhibit 10.25
CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is made as of this 20th day of December, 2015 (the “Effective Date”), by and among CannaSys, Inc., a Colorado corporation with an office at 1720 South Bellaire Street, Suite 325, Denver, CO 80222 (“CannaSys”), and National Concessions Group, Inc., a Colorado corporation (“NCG”) with offices at 1058 Delaware St Denver CO 80204, (“Licensee”). CannaSys and NCG are sometimes each referred to herein as a “Party” and collectively as the “Parties”).

Recitals

A.           Concurrently with the execution of this Agreement, the Parties have entered into that certain Technology Services Agreement (the “TSA”) whereby Licensee engaged CannaSys to develop a white-label product based on CannaSys’s BumpUp program and application (“BumpUp”) for Licensee’s customers and distributors to promote the sale and marketing of Licensee’s products.

B.           The Parties desire to cooperate in the marketing of their respective products to provide consumers and retailers with solutions incorporating the value propositions of their respective products on the terms and conditions of this Agreement.

Agreement

NOW, THEREFORE, based on the foregoing Recitals, which are incorporated herein by this reference, and in consideration of the mutual covenants, agreements, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           Defined Terms. The capitalized terms used in this Agreement and not defined herein shall have the meanings given them in the TSA and the Statement of Work (“SOW”) attached to the TSA as Exhibit A.

2.           Warrants. Licensee will assist CannaSys with marketing, public relations, introduction to potential investors, and other efforts for the mutual benefit of the Parties. In consideration of Licensee’s assistance, for each calendar quarter during the Exclusivity Period (as defined in the SOW), CannaSys shall grant to Licensee a warrant to the purchase 50,000 shares of restricted common stock of CannaSys, with the first warrant granted on December 20, 2015. The Exercise Price for the warrant shares shall be determined by the Warrant Agreement, attached hereto as Exhibit A and incorporated herein by this reference. Any shares of common stock issued on exercise of the warrants shall be subject to regulatory restrictions and lock-up provisions as mutually agreed by the Parties or as required by law.

3.           Converted Stores; Distribution of Revenue.

(a)           Converted Stores – “Warm” Introductions. Licensee sells its products and services directly to consumers, wholesale distributors, and retail dispensaries and has agreed to market BumpUp to firms in the cannabis industry. For each company that Licensee introduces to CannaSys that purchases BumpUp, Licensee will share in the gross revenues generated through such company’s use of Bump. CannaSys will pay Licensee:

(i)           12.5% of gross monthly revenue during the first 24 months after the Effective Date;

(ii)           thereafter, 7.25% of gross monthly revenue during the following 12 months; and

(iii)           thereafter, 5% in perpetuity.

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(b)           Converted Stores – Transaction Closure. Licensee sells its products and services directly to consumers, wholesale distributors, and retail dispensaries and has agreed to market BumpUp to firms in the cannabis industry. For each company that Licensee introduces to CannaSys that purchases BumpUp, and in such transaction in which Licensee’s actions were integral to the closing of such individual sales transaction, Licensee will share in the gross revenues generated through such company’s use of Bump. CannaSys will pay Licensee:

(i)           25% of gross monthly revenue during the first 24 months after the Effective Date;

(ii)           thereafter, 15% of gross monthly revenue during the following 12 months; and

(iii)           thereafter, 10% in perpetuity.

(c)           Additional Revenue Distribution. From time to time, the Parties may agree on additional revenue splits for revenue generated by new business that is sourced by the other Parties.

4.           General Obligations; Standard of Care. The Parties will comply with all applicable laws and perform their obligations hereunder in a commercially reasonable manner.

5.           Term and Termination. The term of this Agreement commences on the Effective Date and shall continue until terminated by the Parties in accordance with the terms of Section 3 of the TSA.

6.           Miscellaneous.

(a)           Amendments. This Agreement may not be amended, supplemented, termination, or modified except by an agreement in writing signed by each of the Parties.

(b)           Governing Law. This Agreement shall be governed by and construed under and in accordance with the laws of the state of Colorado, without giving effect to any choice or conflict of law provision or rule (whether the state of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Colorado.

(c)           Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Parties hereto and their respective successors and assigns.

(d)           Counterparts. This Agreement may be executed in multiple counterparts of like tenor, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument. Counterpart signatures of this Agreement that are manually signed and delivered by facsimile transmission; by a uniquely, marked computer-generated signature; or by other electronic methods, shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner and shall be the same as the delivery of an original.

(e)           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if that provision were so excluded and shall be enforceable in accordance with its terms.

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IN WITNESS WHEREOF, the Parties, each acting with due and proper authority, and agreeing to be bound by the terms hereof have executed this Agreement as of the Effective Date.

Licensee:

National Concessions Group, Inc.		CannaSys, Inc.

By:	/s/ Jeremy Heidl	By:	/s/ Michael Tew
Name:	Jeremy Heidl	Name:	Michael Tew
Title:	C.O.O.	Title:	C.E.O.

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Exhibit A

CannaSys, Inc.
(a Nevada corporation)

Warrant for the Purchase of 50,000
Shares of Common Stock, Par Value $0.001

This Warrant Will Be Void
After 5:00 P.M. Mountain Time
On May 20, 2017
___________________________

These securities have not been registered with the U.S. Securities and Exchange Commission (the
“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in reliance on exemptions from registration provided in Section 4(a)(2) of the
Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.
____________________________

This Warrant certifies that, for value received, National Concessions Group, Inc., a Colorado corporation (the “Holder”), is entitled, at any time or from time to time on or after December ___, 2015,   and on or before 5:00 p.m. (Mountain Time) on May 20, 2017 (the “Expiration Date”), to subscribe for, purchase, and receive 50,000 shares (the “Shares”) of fully paid and nonassessable common stock, par value $0.001 of CannaSys, Inc., a Nevada corporation (the “Company”). This Warrant is exercisable to purchase the Shares at a price per share equal to the trailing 60-day volume weighted average price per share of the Company’s common stock, or on a “cashless basis” as provided herein, at the discretion of Holder (the “Exercise Price”). The number of Shares to be received on exercise of this Warrant may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by the Expiration Date, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms set forth herein, this Warrant may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described above, all subject to the terms hereof. This Warrant is not assignable.

1.           Exercise.

(a)           Exercise of Warrant. The Holder shall have the rights of a shareholder only for Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder shall be deemed to have become a holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than 10 days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised for only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares for which this Warrant shall not have been exercised.

(b)           Cashless Exercise. This Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the volume weighted average price on the trading day immediately preceding the date of the election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

2.           Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of common stock to provide for the exercise of the rights represented by this Warrant.

3.           Adjustment of Exercise Price and Number of Shares.

(a)           The number of Shares purchasable on the exercise of this Warrant shall be adjusted appropriately from time to time as follows:

(i)           In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in common stock, rights to purchase common stock, or securities convertible into common stock or shall subdivide its outstanding shares of common stock into a greater number of shares or combine its outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the Holder shall be entitled to purchase the kind and number of Shares of common stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately before the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subparagraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for the event.

(ii)           No adjustment in the number of Shares purchasable hereunder shall be required unless the adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments that by reason of this subparagraph 3(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)           Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately before the adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately before the adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)           Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of the Shares are adjusted as herein provided, the Company shall cause to be promptly mailed by first-class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the Company’s board of directors setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of the Shares after such adjustment, setting forth a brief statement of the facts requiring the adjustment, together with the computation by which the adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)           All adjustments shall be made by the Company’s board of directors, which shall be binding on the Holder in the absence of demonstrable error.

(b)           No Adjustment in Certain Cases. No adjustments shall be made in connection with:

(i)           the issuance of any Shares on the exercise of this Warrant;

(ii)           the conversion of shares of preferred stock;

(iii)           the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire common stock;

(iv)           the issuance of additional securities on account of the antidilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire common stock;

(v)           the purchase or other acquisition by the Company of any common stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase common stock; or

(vi)           the sale or issuance by the Company of any common stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase common stock or other securities pursuant to options, warrants, or other rights to acquire common stock or other securities.

4.           Notice of Certain Events. In the event of:

(a)           any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive: (i) any dividends or other distribution; (ii) any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property; or (iii) any other rights;

(b)           any capital reorganization of the Company; any reclassification or recapitalization of the capital stock of the Company; any transfer of all or substantially all of the assets of the Company to any other person; or any consolidation, share exchange, or merger involving the Company; or

(c)           any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder, at least 20 days before the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of the dividend, distribution, or right; or the date on which any reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur; and the terms and conditions of the transaction or event.

5.           Disposition of Warrants or Shares. The Holder, by acceptance hereof, agrees that, before any disposition is made of any Warrant or Shares of common stock, the Holder shall give written notice to the Company describing briefly the manner of any such proposed disposition. No disposition shall be made unless and until:

(a)           the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Company stating that no registration under the Securities Act or applicable state statutes is required for such disposition; or

(b)           a registration statement under the Securities Act has been filed by the Company and declared effective by the SEC covering the proposed disposition, and the disposition has been registered or qualified or is exempt therefrom under the state having jurisdiction over such disposition.

6.           Restricted Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and comparable state securities laws or unless an exemption from such registration is available. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

7.           Reports under the Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell the Shares issuable on exercise of this Warrant, the Company shall, until such Shares may be resold pursuant to the provisions of Rule 144(b)(i) or any similar provision:

(a)           make and keep public information available, as those terms are understood and defined in SEC Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)           furnish to the Holder, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

8.           Governing Law. This Warrant shall be construed under and be governed by the laws of the state of Nevada.

9.           Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been given as of the date delivered, if personally delivered; as of the date sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date sent, if delivered by overnight courier service:

If to the Holder, to:               National Concessions Group, Inc.
1058 Delaware St
Denver CO 80204
Attention: Jeremy Heidl
Email: jeremy@openvape.com

If to the Company, to:         CannaSys, Inc.
Attn: Michael A. Tew
1720 Bellaire Street, Suite 325
Denver, Colorado 80222
Email: Michael.Tew@cannasys.com

Each Party, by notice given in accordance herewith, may specify a different address for the giving of any notice hereunder.

10.           Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

DATED this _____ day of ______________________, 2015.

ATTEST:		CANNASYS, INC.

By:		By:
	Brandon C. Jennewine, CTO		Michael A. Tew, CEO

Form of Purchase

(to be signed only upon exercise of Warrant)

TO:           CANNASYS, INC.

The undersigned, the Holder of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ________ shares of common stock of CannaSys, Inc., and herewith makes payment of $______ therefor. Please issue the shares of common stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised for less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

DATED this _____ day of ______________________, 2015.

Signature:

Signature Guaranteed:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Please Type or Print)

Address:

*  *  *  *  *  *

NOTICE: The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.